MATTHEWS ASIA FUNDS

Supplement dated February 18, 2021

to Prospectus dated April 29, 2020, as supplemented

This supplement should be read in conjunction with the Prospectus dated April 29, 2020, as supplemented.

For all existing shareholders of the Matthews Asia Small Companies Fund—Institutional Class (MISMX) and Investor Class (MSMLX):

The Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust”) has approved a change to the name of the Matthews Asia Small Companies Fund (the “Asia Small Companies Fund”), a series of the Trust. Effective on or about April 30, 2021, the Fund’s name will be changed to the Matthews Emerging Markets Small Companies Fund. The Matthews Emerging Markets Small Companies Fund will, as a result of the name change, also change its investment policies so that it will invest, under normal circumstances, at least 80% of its net assets in the common and preferred stocks of small-capitalization companies located in emerging market countries anywhere in the world. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

These changes were proposed because Matthews International Capital Management, LLC, the Fund’s investment adviser (“Matthews”), recognized that Asia now represents approximately 75% of the emerging markets small capitalization universe, and therefore that there is an increasing overlap between an investment strategy focused on small companies in emerging market countries and one focused on small companies in Asia. Further, Matthews believes that shareholders of the Fund will benefit more from exposure to a broader investment universe.

These changes to the name and principal investment strategies of the Asia Small Companies Fund are subject to possible further changes related to obtaining effectiveness of an amendment to the registration statement and revised disclosure, which is expected to occur on or about April 30, 2021.

Vivek Tanneeru, who is currently Lead Manager of the Asia Small Companies Fund, will remain as Lead Manager of the Matthews Emerging Markets Small Companies Fund. Upon effectiveness of the name change, Robert Harvey, CFA, will become a Co-Manager of the Matthews Emerging Markets Small Companies Fund. Mr. Harvey is currently a Lead Manager of the Matthews Emerging Asia Fund. In addition, Jeremy Sutch, CFA, who has been a Senior Research Analyst at Matthews since 2015 and has supported the firm’s India and Pacific Tiger strategies, will become a Co-Manager of the Matthews Emerging Markets Small Companies Fund, also upon effectiveness of the name change.

Please keep this Supplement with your Prospectus.

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